Exhibit 10.14

FIFTH AMENDMENT

TO

FIFTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (the “Amendment”), is entered into as of the 31st day of March, 2014;

WHEREAS, Goodman Networks Incorporated, a Texas corporation (the “Corporation”), and certain of its shareholders are parties to that certain Fifth Amended and Restated Shareholders’ Agreement, made as of June 23, 2011, by and among the Corporation and the shareholders set forth therein, and those certain First, Second, Third and Fourth Amendments to Fifth Amended and Restated Shareholders’ Agreement, by and among the Corporation and the shareholders set forth therein (collectively referred to as the “Fifth Amended and Restated Agreement”);

WHEREAS, the undersigned parties desire to enter into this Amendment and comprise holders of more than 50% of the Corporation’s Shares (as defined in the Fifth Amended and Restated Agreement) as is necessary to amend the Fifth Amended and Restated Agreement in accordance with Section 18 thereof;

WHEREAS, in light of the foregoing and other facts, events and circumstances, the parties hereto are as of the date hereof entering into this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1. The following definition in Section 1 of the Fifth Amended and Restated Agreement is hereby deleted in its entirety and replaced with the following language:

“Permitted Disposition” shall mean any of the following:

(a) any Disposition by a Shareholder to which each other Shareholder and the Corporation consent in writing, provided the conditions set forth in Section 2 hereof are satisfied;

(b) any Disposition by a Shareholder to the Corporation (the Corporation shall use any Buy-Sell Insurance Proceeds, to the extent applicable to the Shares subject to the Disposition by the Shareholder, to cover a portion of the purchase price);

(c) any Disposition by a Shareholder in compliance with the provisions of Section 3, 4, 5, 6 or 7 hereof;

(d) any Disposition by a Shareholder to an Immediate Family Member or an Affiliated Entity, including through a will or trust or pursuant to the laws of intestacy;

(e) any Disposition by a Shareholder in accordance with such Shareholder’s employment or consulting agreement with the Corporation;

(f) any foreclosure on a voluntary pledge made by a Goodman Shareholder of any of such Goodman Shareholders’ Shares as collateral;

(g) any Disposition by James Goodman to the Corporation pursuant to the Put/Call Agreement dated June 24, 2009;

(h) any Disposition by a Shareholder that is an Entity to one or more of its beneficial owners, provided that such beneficial owner was already a Shareholder prior to the Disposition; and

(i) any Disposition by a Shareholder that is a trust to a settlor, trustee or beneficiary of the trust, provided that such settlor, trustee or beneficiary was already a Shareholder prior to the Disposition.

2. Fifth Amended and Restated Agreement.  All other terms of the Fifth Amended and Restated Agreement shall remain in full force and effect and are hereby expressly ratified and confirmed.

3. Titles.  The titles of articles and sections of this Amendment are for convenience of reference only and shall not be considered a part of or affect the construction or interpretation of any provisions of this Amendment.

* * * * *

IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

CORPORATION:

GOODMAN NETWORKS INCORPORATED

By:	/s/ John A. Goodman
Name:	John A. Goodman
Title:	Executive Chairman

SHAREHOLDERS:

James E. Goodman

/s/ John A. Goodman
John A. Goodman

/s/ Joseph M. Goodman
Joseph M. Goodman

/s/ Jonathan E. Goodman
Jonathan E. Goodman

/s/ Jason A. Goodman
Jason A. Goodman

(signature not required pursuant to Section 18 of the Fifth Amended and Restated Shareholders’ Agreement)

William Darkwah

/s/ Scott Pickett
Scott Pickett

/s/ Skip Hulett
Skip Hulett

/s/ Ron Hill
Ron Hill

SEP TRUST

By:	/s/ Scott Pickett
Name:	Scott Pickett
Title:	Trustee

Signature Page to Fifth Amendment to Fifth Amended and Restated Shareholders’ Agreement

ALCATEL-LUCENT USA INC.

(signature not required pursuant to Section 18 of the Fifth Amended and Restated Shareholders’ Agreement)

By:
Name:
Title:

Jonathan Edward Goodman 2012 Grantor Retained Annuity Trust

By:	/s/ James Jones
Name:	James Jones
Title:	Trustee

TEAM-P Grantor Retained Annuity Trust

By:	/s/ Steven Pickett
Name:	Steven Pickett
Title:	Trustee

2012 JONATHAN EDWARD GOODMAN FAMILY TRUST

By:	/s/ James Jones
Name:	James Jones
Title:	Trustee

tRACY JONES GOODMAN FAMILY TRUST

By:	/s/ James Jones
Name:	James Jones
Title:	Trustee

gABRIELA SUTTO GOODMAN FAMILY TRUST

By:	/s/ Skip Hulett
Name:	Skip Hulett
Title:	Trustee

JOSEPH MARK Goodman 2012 Grantor Retained Annuity Trust

By:	/s/ Skip Hulett
Name:	Skip Hulett
Title:	Trustee

2012 joseph mark GOODMAN FAMILY TRUST

By:	/s/ Skip Hulett
Name:	Skip Hulett
Title:	Trustee

Signature Page to Fifth Amendment to Fifth Amended and Restated Shareholders’ Agreement

john a. Goodman Grantor Retained Annuity Trust

By:	/s/ Jacob Soni
Name:	Jacob Soni
Title:	Trustee

JOHN ANDREW GOODMAN 2012 FAMILY TRUST

By:	/s/ Jacob Soni
Name:	Jacob Soni
Title:	Trustee

cayenne soni GOODMAN FAMILY TRUST

By:	/s/ Jacob Soni
Name:	Jacob Soni
Title:	Trustee

Signature Page to Fifth Amendment to Fifth Amended and Restated Shareholders’ Agreement